UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2022

DIGITAL ALLY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33899	20-0064269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14001 Marshall Drive, Lenexa, KS 66215

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (913) 814-7774

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.001 par value	DGLY	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 23, 2022 (the “Effective Time”), Digital Ally, Inc., a Nevada corporation (the “Predecessor Registrant”), merged with and into its wholly owned subsidiary, DGLY Subsidiary Inc., a Nevada corporation (the “Registrant”), pursuant to an agreement and plan of merger, dated as of August 23, 2022 (the “Merger Agreement”), between the Predecessor Registrant and the Registrant, with the Registrant as the surviving corporation in the merger (such transaction, the “Merger”). At the Effective Time, Articles of Merger were filed with the Secretary of State of the State of Nevada, pursuant to which the Registrant was renamed “Digital Ally, Inc.” and, by operation of law, succeeded to the assets, continued the business and assumed the rights and obligations of the Predecessor Registrant immediately prior to the Merger. Under the Nevada Revised Statutes, shareholder approval was not required in connection with the Merger Agreement or the transactions contemplated thereby.

At the Effective Time, pursuant to the Merger Agreement, (i) each outstanding share of Predecessor Registrant’s common stock, par value $0.001 per share (the “Predecessor Common Stock”) automatically converted into one share of common stock, par value $0.001 per share, of the Registrant (“Registrant Common Stock”), (ii) each outstanding option, right or warrant to acquire shares of Predecessor Common Stock converted into an option, right or warrant, as applicable, to acquire an equal number of shares of Registrant Common Stock under the same terms and conditions as the original options, rights or warrants, and (iii) the directors and executive officers of the Predecessor Registrant were appointed as directors and executive officers, as applicable, of the Registrant, each to serve in the same capacity and for the same term as such person served with the Predecessor Registrant immediately before the Merger. In addition, by operation of law, the Registrant assumed all of the Predecessor Registrant’s obligations under its various equity compensation plans and employment retention agreements. The shares of Predecessor Common Stock remaining available for awards under such plans were automatically adjusted upon the Merger into an identical number of shares of Registrant Common Stock, and all awards previously granted under such plans that were outstanding as of the effective time of the Merger were automatically adjusted into awards for the identical number of shares of Registrant Common Stock and otherwise without any change to the form, terms or conditions of the awards.

In connection with the Merger, the Registrant adopted Articles of Incorporation (the “Registrant Articles”) and Bylaws (the “Registrant Bylaws”), effective as of August 23, 2022, that are identical to the Articles of Incorporation, as amended, and Amended and Restated Bylaws of the Predecessor Registrant as in effect immediately prior to the Merger, except for (i) the authorization of an additional 10,000,000 shares of capital stock in the Registrant Articles, which authorized shares consist solely of blank check preferred stock and (ii) certain other technical or non-substantive amendments to the Registrant Articles and Registrant Bylaws permitted under the Nevada Revised Statutes.

At the effective time of the Merger, the Registrant became the successor issuer to the Predecessor Registrant pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As the successor issuer, the Registrant Common Stock, as a class of capital stock of the Registrant, is deemed to be registered under Section 12(b) of the Exchange Act and the Registrant has succeeded to the Predecessor Registrant’s obligation to file reports, proxy statements and other information required by the Exchange Act with the Securities and Exchange Commission.

The Registrant Common Stock is listed on Nasdaq Capital Market under the symbol “DGLY,” which is the same symbol previously used for the Predecessor Common Stock.

The foregoing descriptions of the Merger Agreement, Registrant Articles and Registrant Bylaws do not purport to be complete and are subject to and qualified in their entirety by reference to the full text of the Merger Agreement, Registrant Articles and Registrant Bylaws, which are attached hereto as Exhibits 2.1, 3.1 and 3.3, and are incorporated herein by reference.

Item 2.03. Creation of A Direct Financial Obligation or an Obligation Under on Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

As a result of the Merger, as of the Effective Time, the Registrant assumed and succeeded by operation of law to all of the prior liabilities and obligations of the Predecessor Registrant, and such liabilities and obligations may be enforced against the Registrant to the same extent as if the Registrant had itself incurred or contracted all such liabilities and obligations. For more information concerning these liabilities and obligations, see generally the Predecessor Registrant’s Annual Report on Form 10-K for the year ended December 31, 2021, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Items 1.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02. Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03. Amendments to Articles of Incorporation or By-laws.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following documents are filed as exhibits to this report:

Exhibit No.	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of August 23, 2022
Exhibit 3.1	Articles of Incorporation
Exhibit 3.2	Articles of Merger
Exhibit 3.3	Bylaws
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2022

Digital Ally, Inc.

By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross
Title:	Chairman, President and Chief Executive Officer